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                                                                 Exhibit 10.1(e)


                  PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

                                 Amendment No. 5

                  Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

                  1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

                           "Subject to the provisions of Section 12 of the Plan,
the maximum aggregate number of shares under the Plan is 2,750,000 shares of Pharmacopeia Common Stock. The Shares may be authorized, but unissued, or reacquired Pharmacopeia Common Stock."

                  2. This Amendment No. 5 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in
Section 14 and upon consummation of the merger of Micro Acquisition Corporation, a wholly-owned subsidiary of Pharmacopeia, with and into Molecular Simulations Incorporated.

                  To record the adoption of this Amendment No. 5, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this ___ day of ____, 1998.

CORPORATE SEAL                         PHARMACOPEIA, INC.


Attest: /s/ Lewis J. Shuster           By: /s/ Joseph A. Mollica
        ----------------------------       -------------------------------------
Lewis J. Shuster,                      Joseph A. Mollica,
Assistant Secretary                    Chairman of the Board, President
                                       and Chief Executive Officer